UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2008

HEARTWARE LIMITED
 (Exact name of registrant as specified in its charter)

State of Victoria, Australia	000-52595	98-0498958
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 57 MLC Centre 19-29 Martin Place Sydney NSW 2000 Australia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 2 9238 2064

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 3, 2008, HeartWare Limited’s wholly-owned subsidiary, HeartWare International, Inc. announced its admission to the Australian Securities Exchange (ASX) following the schemes of arrangement to re-domicile the HeartWare group to the United States becoming effective on Friday, October 31, 2008.

HeartWare International, Inc. (ASX:HIN), a Delaware based corporation, now becomes the entity which is publicly traded on the ASX with trading commencing on a deferred settlement basis on November 3, 2008. Commencement of normal settlement trading for HeartWare International CDIs will occur on November 17, 2008.

Accordingly, the last day for dealings in HeartWare Limited ordinary shares will be Friday, October 31, 2008.

The details of the admittance and timetable are attached as an exhibit.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 ASX announcement, Admission of HeartWare International, Inc., dated November 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited
Date: November 3, 2008	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Financial Officer and Chief Business Officer